Exhibit 10.1

EXECUTION VERSION

REVOLVING CREDIT, SECURITY AND WARRANT PURCHASE AGREEMENT

THIS REVOLVING CREDIT, SECURITY AND WARRANT PURCHASE AGREEMENT (this “Agreement”) dated as of June 5, 2009 (this “Agreement”) is by and between ROOMLINX, INC., a Nevada corporation (the “Borrower”), and CENFIN LLC, a Delaware limited liability company (the “Lender”).

WHEREAS, the Borrower may, from time to time request Revolving Loans from the Lender, and the parties wish to provide for the terms and conditions upon which such Revolving Loans, if made by Lender in its sole discretion, shall be made;

NOW THEREFORE, in consideration of any Revolving Loan hereafter made to the Borrower by the Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

1.1

Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“Account”, “Account Debtor”, “Chattel Paper”, “Commercial Tort Claims”, “Deposit Accounts”, “Documents”, “Electronic Chattel Paper”, “Equipment”, “Fixtures”, “General Intangibles”, “Goods”, “Instruments”, “Instruments”, “Inventory”, “Investment Property”, “Letter-of-Credit Rights”, “Proceeds”, “Software”, “Supporting Obligations” and “Tangible Chattel Paper” shall have the respective meanings assigned to such terms in the UCC.

“Amendment to Registration Rights Agreement” means an amendment to the Registration Rights Agreement, made as of July 31, 2008 between the Borrower and the investor signatory thereto adding the Warrant Shares to the definition of “Registrable Securities” thereunder.

“Asset Value” means the aggregate amount for the Company’s assets as set forth on the Company’s most recent quarterly financial statements filed with the SEC.

“Borrower” means RoomLinX, Inc.

“Borrowing” means a Revolving Loan made by the Lender on a single date under this Agreement.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City, New York are authorized or required by law to remain closed.

“Change of Control” means the occurrence of any of the following in one or a series of related transactions: (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) under the Exchange Act) of more than one-third of the voting rights or equity interests in the Borrower; (ii) a replacement of more than one-half of the members of the Borrower's board of directors in a twelve month period that is not approved (as evidenced by such directors’ votes at one or more meetings of the board of directors convened for such purpose) by those individuals who are members of the board of directors on the date which commences such twelve month period (or other directors previously approved by such individuals); (iii) a Fundamental Transaction, a merger or consolidation of the Borrower or any Subsidiary or a sale or distribution of more than one-half of the assets of the Borrower in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Borrower's securities prior to the first such transaction continue to hold at least two-thirds of the voting rights and equity interests in the surviving entity or acquirer of such assets; (iv) a recapitalization, reorganization or other transaction involving the Borrower or any Subsidiary that constitutes or results in a transfer of more than one-third of the voting rights or equity interests in the Borrower, unless following such transaction or series of transactions, the holders of the Borrower's securities prior to the first such transaction continue to hold at least two-thirds of the voting rights and equity interests in the surviving entity or acquirer of such assets and one-half or more of the Board of Directors of the Borrower remain the same; (v) consummation of a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Exchange Act with respect to the Borrower, or (vi) the execution by the Borrower or its controlling shareholders of an agreement providing for or reasonably likely to result in any of the foregoing events.

“Closing Date” means the date hereof.

“Common Stock” means the common stock of the Borrower, par value $.001 per share or any other securities into which such common stock may hereafter be reclassified.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, or could reasonably be expected to, unless cured or waived, become an Event of Default.

“Event of Default” has the meaning assigned to such term in Section 8.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” has the meaning assigned to such term in Section 3.1.

“Fundamental Transaction” means, if at any time while a Revolving Credit Note is outstanding, (i) the Borrower effects any merger or consolidation of the Borrower with or into another Person, (ii) the Borrower effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Borrower or another Person) is completed pursuant to which holders of Common Stock tender or exchange their shares for other securities, cash or property, or (iv) the Borrower effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property.

“GAAP” means United States Generally Accepted Accounting Principles.

“Indebtedness” shall mean all indebtedness of the Company for borrowed money, including without limitation, all outstanding Revolving Loans, but excluding trade payables incurred in the ordinary course.

“Interest Payment Date” has the meaning set forth in Section 2.1(c).

“Lender” means Cenfin LLC.

“Loan Documents” means this Agreement and the Revolving Credit Notes.

“Material Adverse Effect” means any of (i) a material and adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material and adverse effect on the results of operations, assets, properties, prospects, business or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole, or (iii) a material and adverse impairment to the Borrower’s ability to perform on a timely basis its obligations under this Agreement.

“Obligations” means any and all obligations and liabilities of the Borrower now or hereafter arising under this Agreement and all of the other Transaction Documents, whether for principal, interest, fees, expenses, indemnities or otherwise, and whether primary, secondary, direct, indirect, contingent, fixed or otherwise (including obligations of performance).

“Person” shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party, or foreign or United States government (whether federal, state, county, city, municipal or otherwise), including, without limitation, any instrumentality, division, agency, body or department thereof.

“Revolving Credit Commitment” has the meaning set forth in Section 2.1.

“Revolving Credit Note(s)” means the promissory notes, substantially in the form of Exhibit A annexed hereto, issued by the Borrower in favor of the Lender pursuant to Section 2.1(f).

“Revolving Credit Period” means the period from and including the Closing Date to the earlier of (a) June 5, 2014 or (b) the date of termination of the Revolving Credit Commitment, as terminated by the Lender pursuant to Section 8.1.

“Revolving Loan” means a loan made by the Lender pursuant to Section 2.1.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means any “subsidiary” of the Borrower as defined in Rule 1-02(x) of Regulation S-X promulgated by the Commission under the Exchange Act.

“Transaction Documents” means this Agreement, the Revolving Credit Notes, the Amendment to Registration Rights Agreement, the Warrant, the Intellectual Property Security Agreement, the Control Agreements and all other agreements, instruments and documents executed in connection therewith, in each case as the same may at any time be amended, supplemented, restated or otherwise modified and in effect.

“Trade Secret Rights” means all rights in all material United States trade secrets and proprietary information necessary to operate the business of the Borrower.

“UCC” means the Uniform Commercial Code as the same may be in effect on the date hereof and from time to time in the State of New York; provided, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for the purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

“Warrant” has the meaning assigned to such term in Section 3.1.

“Warrant Shares” has the meaning assigned to such term in Section 3.1.

ARTICLE 2

THE REVOLVING CREDIT FACILITY

2.1

Revolving Loans.

(a)

Revolving Credit Commitment.  Subject to and upon the terms and conditions set forth herein, Lender, at the request of the Borrower, agrees to lend to the Borrower, from time to time during the Revolving Credit Period, such Revolving Loans as may be requested by the Borrower in an aggregate principal amount not to exceed $5,000,000.00 outstanding at any time (the “Revolving Credit Commitment”); provided, that each Borrowing shall be in a principal amount of at least $20,000 and no more than $500,000.  Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, repay and reborrow the Revolving Loans.

(b)

Funding of Revolving Loans.  The Revolving Loans shall be disbursed, as the Borrower shall direct, upon the satisfaction of the conditions set forth in Sections 7.1 and 7.2 hereof.  The Borrower shall deliver to the Lender a written request for a Revolving Loan not later than 10 Business Days prior to the proposed funding date thereof.  Each such written request required under this Section 2.1(b) shall specify the requested amount of the proposed Borrowing and the proposed borrowing date.

(c)

Interest on Revolving Loans.  Each Revolving Loan shall bear interest at the annual rate of 9%.  Accrued interest on each Revolving Loan shall be payable in arrears, in cash on each September 5, December 5, March 5, and June 5 (an “Interest Payment Date”).  All interest shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).  Notwithstanding the foregoing, the first interest payment in respect of any Revolving Loan shall be the first Interest Payment Date after ninety (90) days following the borrowing of such initial Revolving Loan.  Upon and after the occurrence of an Event of Default, each Revolving Loan shall bear interest on its principal amount outstanding from time to time at a rate per annum of 13% (the "Default Rate").   In no contingency or event whatsoever shall interest charged hereunder or under any Revolving Credit Note, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto.  In the event that such a court determines that the Lender has received interest hereunder in excess of the highest rate applicable hereto, the Lender shall promptly refund such excess interest to the Borrower.

(d)

Repayment of Revolving Loans.  The outstanding  principal amount of each Revolving Loan and all accrued and unpaid interest thereon shall become due on the fifth anniversary of each Revolving Loan, if not sooner paid in full as provided in this Agreement or in the Revolving Credit Note applicable thereto.  Any and all such payments hereunder and under any Revolving Credit Note (including, without limitation, any prepayments pursuant to Section 2.3) shall be made to the Lender at such place as the Lender directs the Borrower in writing.  Any and all payments hereunder and under any Revolving Credit Note (including, without limitation, any prepayments pursuant to Section 2.3) shall be applied first to accrued and unpaid interest and the remainder to principal.

(e)

Loan Accounts.  Lender shall maintain an account evidencing the indebtedness of the Borrower to Lender resulting from each Revolving Loan made by Lender, including the amounts of principal and interest payable and paid to Lender from time to time hereunder.  Lender shall maintain accounts in which it shall record the amount of each Revolving Loan made hereunder, the amount of any principal or interest due and payable or to become due and payable from the Borrower to Lender hereunder and the amount of any sum received by the Lender hereunder.  All such accounts maintained by Lender pursuant to this Section 2.1(e) shall be conclusive absent manifest error of the amount of the Revolving Loans made by the Lender to the Borrower and the interest and payments thereon.  Any failure to so record or any error in doing so shall not limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations.

(f)

Revolving Credit Note.  On the date of each Revolving Loan, the Borrower shall execute and deliver to Lender a Revolving Credit Note, substantially in the form attached hereto as Exhibit A, in the aggregate principal amount thereof.

2.2

Funding of Borrowings.

(a)

Funding of Borrowings.  Lender shall make each Revolving Loan to be made by it hereunder on the proposed funding date thereof by wire transfer of immediately available funds to the account of Borrower most recently designated by it for such purpose by notice to the Lender in accordance with Section 2.1(b).

2.3

Prepayment of Revolving Loans.

(a)

Optional Prepayment of Revolving Loans.  The Borrower shall have the right at any time and from time to time to prepay any Revolving Loan in whole or in part.

(b)

Notification of Certain Prepayments.  The Borrower shall notify the Lender not later than three Business Days before the date of such prepayment, specifying the Revolving Loan Note or Notes to be prepaid.

(c)

Prepayments Accompanied by Interest.  All prepayments of any Revolving Loan shall be accompanied by accrued interest through the date of prepayment, including, without limitation, any interest subject to the Default Rate.

ARTICLE 3

ISSUANCE TO LENDER OF

COMMON STOCK PURCHASE WARRANTS

3.1

Warrant Issuance.

Simultaneously with the making of each Revolving Loan, the Borrower agrees to issue to Lender (i) a common stock purchase warrant in the form attached hereto as Exhibit B, exercisable for a three year period, to purchase up to that number of shares of Common Stock equal to 50% of the principal amount funded in respect of such Revolving Loan divided by the Exercise Price of  $.02 per share (subject to adjustment as provided in the Warrant).

ARTICLE 4

SECURITY INTEREST

4.1.

Grant of Security Interest.  As security for the payment of all Revolving Loans now or in the future made by the Lender hereunder and for the payment or other satisfaction of all other Obligations, the Borrower hereby assigns to Lender and grants to the Lender a continued security interest in the following property, whether now owned, existing, acquired or arising and wherever now or hereafter located (collectively, the “Collateral”):

(a)

all Accounts, cash and all Goods whose sale, lease or other disposition by the Borrower has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, the Borrower;

(b)

all Chattel Paper (including, without limitation, all Electronic Chattel Paper and all Tangible Chattel Paper), Equipment, Instruments, Documents and General Intangibles (including, without limitation, all patents, patent applications, trademarks, trademark applications, trade names, trade secrets, goodwill, copyrights, copyright applications, registrations, licenses, software, franchises, customer lists, tax refund claims, claims against carriers and shippers, guarantee claims, contract rights, payment intangibles, security interests, security deposits and rights to indemnification);

(c)

all Inventory;

(d)

all Goods (other than Inventory);

(e)

all Investment Property;

(f)

all Deposit Accounts and all other demand, deposit, time, savings, cash management, passbook and similar accounts maintained by the Borrower with any Person and all monies, securities, Instruments and other investments deposited or required to be deposited in any of the foregoing;

(g)

all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

(h)

all Commercial Tort Claims;

(i)

all computer programs of the Borrower and all intellectual property rights therein and all other proprietary information of the Borrower, including, but not limited to, Trade Secret Rights;

(j)

all Contracts, together with all Contract Rights arising thereunder;

(k)

all Permits;

(l)

all Software and all Software licensing rights, all writings, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all recorded data of any kind or nature, regardless of the medium of recording;

(m)

all Supporting Obligations;

(n)

any other property of the Borrower now or hereafter in the possession, custody or control of the Lender or any agent or any parent, affiliate or subsidiary of the Lender or any participant with the Lender in the Revolving Loans, for any purpose (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise); and

(o)

all additions and accessions to, substitutions for, and replacements, products and Proceeds of the foregoing property, including, without limitation, proceeds of all insurance policies insuring the foregoing property, and all of the Borrower’s books and records relating to any of the foregoing and to the Borrower’s business.

4.2.

Preservation of Collateral and Perfection of Security Interests Therein.  The Borrower shall, at the Lender’s request, at any time and from time to time, authenticate, execute and deliver to the Lender such financing statements, documents and other agreements and instruments (and pay the cost of filing or recording the same in all public offices deemed necessary or advisable by the Lender) and do such other acts and things or cause third parties to do such other acts and things as the Lender may deem necessary or desirable in its sole discretion in order to establish and maintain a valid, attached and perfected security interest in the Collateral in favor of the Lender (free and clear of all other liens, claims, encumbrances and rights of third parties whatsoever, whether voluntarily or involuntarily created, except liens expressly permitted hereunder) to secure payment of the Obligations, and in order to facilitate the collection of the Collateral.  The Borrower irrevocably hereby makes, constitutes and appoints the Lender (and all persons designated by the Lender for that purpose) as the Borrower’s true and lawful attorney and agent-in-fact to execute and file such financing statements, documents and other agreements and instruments and do such other acts and things as may be necessary to preserve and perfect the Lender’s security interest in the Collateral.  The Borrower further agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement.  The Borrower further ratifies and confirms the prior filing by the Lender of any and all financing statements which identify the Borrower as debtor, Lender as secured party and any or all Collateral as collateral.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF BORROWER

The Borrower represents and warrants to the Lender that:

5.1

Organization, Good Standing and Qualification.  The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as presently conducted or proposed to be conducted.  The Borrower is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a Material Adverse Effect.

5.2

Capitalization.  As of the date hereof, the authorized capital stock of the Borrower consists of:

(a)

5,000,000 shares of preferred stock, par value $.20 per share (“Preferred Stock”), of which 720,000 shares have been designated as Series A Preferred Stock, all of which are issued and outstanding.  The rights, privileges and preferences of the Series A Preferred Stock are as stated in the Articles of Incorporation of the Borrower.  All of the outstanding shares of Preferred Stock have been duly authorized and are fully paid and nonassessable; and

(b)

1,500,000,000 shares of Common Stock, par value $.001 per share, 267,394,031 shares of which are issued and outstanding.  All of the outstanding shares of Common Stock have been duly authorized and are fully paid and nonassessable.

5.3

Authorization.  All corporate action on the part of the Borrower necessary for the authorization, execution and delivery of this Agreement and the other Transaction Documents and the authorization, issuance and delivery of the Revolving Credit Notes, Warrants and shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) has been taken, and each Transaction Document, when executed and delivered by the Borrower, and assuming due execution and delivery by the Lender (as appropriate), shall constitute a valid and legally binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

5.4

Valid Issuance of Warrants and the Warrant Shares.  The Warrants and the Warrant Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws.

5.5

No Conflicts.  The Borrower is not in default under any agreement to which it is a party, the effect of which will materially adversely affect performance by the Borrower of its obligations pursuant to and as contemplated by the terms and provisions of this Agreement or any of the Transaction Documents.  The execution, delivery and performance of each Transaction Document and any other documents to be executed and delivered by the Borrower and the consummation by the Borrower of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Borrower's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Borrower or Subsidiary debt or otherwise) or other understanding to which the Borrower or any Subsidiary is a party or by which any property or asset of the Borrower or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Borrower or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Borrower or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

5.6

Filings, Consents and Approvals.  The Borrower is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Borrower of the Transaction Documents, other than (i) filings required by state securities laws, (ii) the filing of a Notice of Sale of Securities on Form D with the SEC under Regulation D of the Securities Act and (iii) those that have been made or obtained prior to the date of this Agreement.

5.7

SEC Reports; Financial Statements.  The Borrower has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials together with all other reports filed by the Borrower with the Commission being collectively referred to herein as the "SEC Reports" and, together with the Schedules to this Agreement (if any), the "Disclosure Materials").  As of their respective dates, the SEC Reports filed by the Borrower with the Commission complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports filed by the Borrower with the Commission, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Borrower included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Borrower and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

5.8

Material Changes.  Since the date of the latest audited financial statements included within the SEC Reports, except as set forth in the SEC Reports, (i) the Borrower has not altered its method of accounting or the identity of its auditors, (ii) the Borrower has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (iii) the Borrower has not issued any equity securities.  The Borrower does not have pending before the Commission any request for confidential treatment of information.

5.9

Litigation.  There is no action which (i) adversely affects or challenges the legality, validity or enforceability of any Transaction Document, the Warrants or the Warrant Shares or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.  Neither the Borrower nor any Subsidiary, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of the Borrower, there is not pending any investigation by the Commission involving the Borrower or any current or former director or officer of the Borrower (in his or her capacity as such).

5.10

Compliance.  Neither the Borrower nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Borrower or any Subsidiary under), nor has the Borrower or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

5.11

Regulatory Permits.  The Borrower and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, and neither the Borrower nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such permits.

5.12

Patents and Trademarks.  The Borrower and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (collectively, the "Intellectual Property Rights").  Neither the Borrower nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Borrower or any Subsidiary violates or infringes upon the rights of any Person.  To the knowledge of the Borrower, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

5.13

Insurance.  The Borrower and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Borrower and the Subsidiaries are engaged.  The Borrower has no reason to believe that it will not be able to renew its and the Subsidiaries’ existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business on terms consistent with market for the Borrower’s and such Subsidiaries’ respective lines of business.

5.14

Transactions With Affiliates and Employees.  Except as set forth in the SEC Reports, none of the officers or directors of the Borrower and, to the knowledge of the Borrower, none of the employees of the Borrower is presently a party to any transaction with the Borrower or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Borrower, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

5.15

Certain Registration Matters. Assuming the accuracy of the Lender’s representations and warranties set forth in Article 5, no registration under the Securities Act is required for the offer and sale of the Revolving Loan Notes, Warrants or Warrant Shares by the Borrower to the Lender hereunder.  Except as set forth on Schedule 5.15, the Borrower has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

5.16

Investment Company Act.  The Borrower is not, and is not an affiliate of, and immediately following the Closing will not have become, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

5.17

Application of Takeover Protections.  The Borrower has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Borrower's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Lender as a result of the Lender and the Borrower fulfilling their obligations or exercising their rights under this Agreement, including, without limitation, the Borrower's issuance of the Warrants and Warrant Shares and the Lender’s ownership thereof.

5.18

Certain Fees.  No brokerage or finder’s fees or commissions are or will be payable by the Borrower to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.  The Lender shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by the Lender pursuant to written agreements executed by the Lender, which fees or commissions shall be the sole responsibility of the Lender) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

5.19

General Solicitation.  The Borrower has not offered or sold any Revolving Credit Note, Warrants or Warrant Shares by means of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

5.20

Foreign Corrupt Practices Act; OFAC.  Neither the Borrower nor to the knowledge of the Borrower, any agent or other Person acting on behalf of the Borrower, has, directly or indirectly, (i) used any funds, or will use any proceeds from the sale of the Securities, for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Borrower (or made by any Person acting on the Borrower's behalf of which the Borrower is aware) or any members of their respective management which is in violation of any legal requirement, or (iv) has violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.  In addition, the Borrower shall (x) ensure, and cause each Subsidiary to ensure, that no Person who owns a controlling interest in or otherwise controls the Borrower or any Subsidiary is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control (“OFAC”), the Department of the Treasury or included in any Executive Orders, (y) not use or permit the use of the proceeds of the Revolving Loans to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto, and (z) comply, and cause each Subsidiary to comply, with all applicable Bank Secrecy Act (“BSA”) laws and regulations, as amended.

5.21

Disclosure.  All disclosure provided to the Investors regarding the Borrower and its businesses and the transactions contemplated hereby, furnished by or on behalf of the Borrower (including their respective representations and warranties set forth in this Agreement and the disclosure set forth in any diligence report or business plan provided by the Borrower or any Person acting on the Borrower’s behalf) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

5.22

Title to Property.  The Borrower holds and will hold all right, title, and interest in and to its properties, including the Collateral, free and clear of all liens, claims and encumbrances, except as permitted under this Agreement.

5.23

Taxes.  The Borrower has filed all state and federal income tax returns that are required to be filed, and has paid all taxes shown to be due on such returns and such assessments received by the Borrower to the extent that the same had become due.

5.24

Representations and Warranties to be Continuing.  All of the foregoing representations and warranties will be true at the date of the initial disbursement and at the dates of all subsequent disbursements of the Revolving Loans.  All representations, warranties, covenants, and agreements made herein or in any certificate or other document delivered to the Lender by or on behalf of the Borrower shall be deemed to have been relied upon by the Lender notwithstanding any investigation heretofore or hereafter made by the Lender or on its behalf, and shall survive the making of any or all of the disbursements contemplated hereby and shall continue in full force and effect as long as there remains unpaid any obligation to the Lender hereunder or under any of the Transaction Documents.

ARTICLE 6

REPRESENTATIONS AND WARRANTIES OF THE LENDER

The Lender hereby represents and warrants to the Borrower that:

6.1

Authorization.  The Lender has full power and authority to enter into this Agreement.  This Agreement, when executed and delivered by the Lender, will constitute a valid and legally binding obligation of the Lender, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

6.2

Disclosure of Information.  The Lender has had an opportunity to discuss the Borrower’s business, management, financial affairs and the terms and conditions of the offering of the Revolving Credit Notes, Warrant and Warrant Shares with the Borrower’s management and have had an opportunity to review the Borrower’s facilities and has had all questions related thereto answered to the full satisfaction of the Lender.  The Lender understands that such discussions and any written information delivered by the Borrower to the Lender were intended to describe the aspects of the Borrower’s business which the Lender believe to be material. The Lender understands that no Person other than the Borrower has been authorized to make any representation and if made, such representation may not be relied on.  The Borrower has not, however, rendered any investment advice to the Lender with respect to the suitability of the purchase of any of the Revolving Credit Note, Warrants or Warrant Shares or an investment in the Borrower.

6.3

Restricted Securities.  The Lender understands that the Warrants and Warrant Shares have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Lender’ representations as expressed herein.  The Lender understands that the Warrants and Warrant Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Lender must hold the Warrants or Warrant Shares indefinitely unless they are registered with the Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.  The Lender acknowledges that the Borrower has no obligation to register or qualify the Warrants or Warrant Shares for resale except as may be specifically set forth herein.  The Lender further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Warrants and Warrant Shares, and on requirements relating to the Borrower which are outside of the Lender’ control, such as the Borrower’s timely filing of periodic reports in accordance with the Exchange Act, which the Borrower is under no obligation to and may not be able to satisfy.  Subject to the foregoing, nothing contained herein shall be deemed a representation or warranty by the Lender to hold the Warrants or Warrant Shares for any period of time.

6.4

No Need for Liquidity. The Lender has no need for liquidity in connection with its purchase of the Warrants or Warrant Shares.  The Lender has the ability to bear the economic risks of the Lender’s purchase of the Warrants or Warrant Shares for an indefinite period to time.

6.5

Legends.  The Lender understands that the Warrants or Warrant Shares and any securities issued in respect of or exchange for the Warrants or Warrant Shares, may bear one or all of the following legends:

(a)

“THESE SECURITIES AND THE UNDERLYING SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE

COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE BORROWER.  THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.”

(b)

Any legend required by the securities laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

6.6

Accredited Investor.  The Lender is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act (an “Accredited Investor”) and either (i) was not organized for the specific purpose of acquiring the Warrants and the Warrant Shares or (ii) each of its equity owners, members or partners, as the case may be, is an Accredited Investor.

6.7

Brokers.  No finder or broker was or is engaged by the Lender in connection with this Agreement.

ARTICLE 7

CONDITIONS

7.1

Closing Date.  The Closing Date shall be the date on which each of the following conditions is satisfied or waived:

(a)

Revolving Credit Note.  The Lender shall have received the duly completed and executed Revolving Credit Note.

(b)

Amendment to Registration Rights Agreement.  The Lender shall have received the duly completed and executed Amendment to Registration Rights Agreement.

(c)

Authorization Documents.  The Lender shall have received the Borrower’s (a) charter (or similar formation document), certified by the appropriate governmental authority; (b) good standing certificates in its state of formation and in each other state requested by the Lender; (c) bylaws (or similar governing instrument); (d) resolutions of its board of directors (or similar governing body) approving and authorizing the Borrower’s execution, delivery and performance of the Transaction Documents and the transactions contemplated thereby; and (e) signature and incumbency certificates of its officers executing any of the Transaction Documents (it being understood that the Lender may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein), all certified by its secretary or an assistant secretary (or similar officer) as being in full force and effect without modification.

(d)

UCC Financing Statements.  The Lender shall have received each document (including Uniform Commercial Code financing statements) required hereunder or under law or reasonably requested by the Lender to be filed, registered or recorded in order to create in favor of the Lender, a perfected lien on the collateral described therein, prior to any other liens, in proper form for filing, registration or recording.

(e)

Liens on Property.  The Lender shall have received evidence satisfactory to the Lender that all real and personal property, fixtures and equipment in which the Lender is taking a security interest will be free and clear of all liens and encumbrances of every nature and description other than the security interest in favor the Lender and security interests and liens to which the Lender shall have otherwise consented in writing (the “Permitted Liens”).

(f)

Necessary Governmental Permits, Licenses and Authorizations and Consents; Etc.  The Borrower shall have obtained all permits, licenses, authorizations and consents necessary or advisable in connection with the transactions contemplated by this Agreement and each of the foregoing shall be in full force and effect, in each case other than those the failure to obtain or maintain which, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

7.2

Each Borrowing.  The obligation of Lender to make a Revolving Loan on the occasion of any Borrowing, is subject to the satisfaction of the following conditions:

(a)

Representations and Warranties; Covenants.  (i) The representations and warranties of the Borrower set forth in Article 5 of this Agreement shall be true and correct in all material respects on and as of the date of such Borrowing, both before and after giving effect thereto and to the use of the proceeds thereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be or have been true and correct as of such specific date); and (ii) the Borrower shall be in compliance with each of the covenants set forth in Article 8 of this Agreement, both before and after giving effect to such Borrowing.

(b)

No Defaults.  At the time of, and immediately after giving effect to, such Borrowing, no Default shall have occurred and be continuing.

(c)

No Material Adverse Effect.  At the time of, and immediately after giving effect to, such Borrowing, there shall be no facts, events or circumstances then existing and nothing shall have occurred which shall have come to the attention of the Lender which constitutes a Material Adverse Effect.

(d)

Security Requirements.  Other than with respect to the initial Borrowing hereunder, the Borrower shall have satisfied (or the Lender, in its sole discretion, has waived), each of the requirements set forth in Section 8.16 hereto.

(e)

Revolving Credit Note.  The Lender shall have received a duly completed and executed Revolving Credit Note with respect to the requested Revolving Loan in the amount of the requested Borrowing, in form and substance satisfactory to the Lender.

(f)

Other Documents.  The Lender shall have received such other documents as the Lender may request.

(g)

Officer's Certificate.  The Lender shall have received, duly executed by an authorized officer of the Company, a certificate certifying that all covenants, agreements and obligations required by Section 7.2 of this Agreement to be performed or complied with by the Company prior to or at a Borrowing, have been performed or complied with.

ARTICLE 8

COVENANTS

The Borrower covenants and agrees with the Lender that so long as the Revolving Credit Note shall be outstanding:

8.1

Existence; Conduct of Business.  The Borrower shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business.

8.2

Payment of Obligations.  The Borrower shall pay its obligations (including, without limitation, all taxes and assessments, special or otherwise, and any other such charges) which are due and payable. The Borrower may contest the validity or amount thereof is being contested in good faith by appropriate proceeding, provided, that (a) the Borrower has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (b) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

8.3

Maintenance of Properties; Insurance.  (a) The Borrower shall keep and maintain all of its property (tangible and intangible) necessary or useful to the conduct of its business in good working order and condition, ordinary wear and tear excepted.  The Borrower shall from time to time make or cause to be made all necessary and proper repairs, renewals, replacements, additions, and improvements to their properties so that the business carried on by the Borrower may be properly and advantageously conducted at all times in accordance with prudent business management.  (b) The Borrower shall maintain insurance, with financially sound and reputable insurance companies, as may be required by law and such other insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations, including, without limitation, business interruption and product liability insurance.  Without limiting the generality of the foregoing, property and casualty insurance shall be in amounts and forms insuring the full replacement cost of fixed assets of the Borrower.  If the Borrower at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above or to pay any premium relating thereto, then Lender, without waiving or releasing any obligation or default of the Borrower hereunder, many (but shall be under no obligation to) obtain and maintain such policies of insurance and pay such premiums and take such other actions with respect thereto as the Lender deems advisable.  Such insurance, if obtained by the Lender, may, but need not, protect the Borrower’s interests or pay any claim made by or against the Borrower with respect to the Collateral.  Such insurance may be more expensive than the cost of insurance the Borrower may be able to obtain on its own and may be cancelled only upon the Borrower providing evidence that it has obtained the insurance as required above.  All sums disbursed by the Lender in connection with any such actions, including, without limitation, court costs, expenses, other charges relating thereto and reasonable attorneys’ fees, shall constitute Revolving Loans hereunder, shall be payable on demand by the Borrower to the Lender and, until paid, shall bear interest at the highest rate then applicable to Revolving Loans hereunder.

8.4

Liens and Encumbrances.  The Borrower shall not create, assume, or suffer to exist any mortgage, deed of trust, pledge, encumbrance, lien, or charge of any kind (including the charge upon property purchased under conditional sales or other title retention agreements) upon any of the property or assets of the Borrower, whether now owned or hereafter acquired, except: (a) liens for taxes not yet due or which are being contested in good faith by appropriate proceedings; (b) other liens, charges, and encumbrances incidental to the Borrower’s business or the ownership of its property and assets which are not incurred in connection with the borrowing of money or the obtaining of advances of credit and which do not in the aggregate materially impair the use of such property or assets in the operation of the Borrower’s business; (c) Permitted Liens; and (d) purchase money mortgages and other purchase money liens or security interests (including finance leases) upon any fixed or capital assets hereafter acquired by the Borrower, provided that no such mortgage, lien, or security interest shall extend to or cover any other property of the Borrower, and further provided that the principal amount of the aggregate of all such indebtedness secured by all such mortgages, liens, and security interests shall not exceed $50,000.

8.5

Books and Records, Inspection Rights.  The Borrower shall keep proper books of records and accounts in which entries are made of all dealings and transactions in relation to its business and activities which fairly record such transactions and activities.  The Borrower shall permit any representatives designated by the Lender to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants as frequently as the Lender deems appropriate; provided that all such visits shall be on reasonable prior notice, at reasonable times during regular business hours of the Borrower.

8.6

Compliance with Laws.  The Borrower shall comply with (i) all permits, licenses and authorizations, including, without limitation, licenses and authorizations, issued by a governmental authority, (ii) all laws, rules, regulations and orders of any governmental authority and (iii) all contractual obligations, in each case applicable to it or its property, except where the failure do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

8.7

Location of Collateral.  All Collateral now owned by the Borrower is and will be, and all Collateral hereafter acquired by the Borrower will be, and to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral will be kept at the Borrower’s facilities at: 2150 West 6th Avenue, Suite H, Broomfield, CO 80020.  Except in the ordinary course of business, the Borrower shall not remove the Collateral from its existing location.

8.8

Mergers, Sales of Assets.  The Borrower shall not merge or consolidate with any other corporation or sell, lease, transfer, or otherwise dispose of all or any substantial part of the assets of the Borrower or enter into any sale and leaseback transaction or arrangement with respect to any of the properties of the Borrower, change the name of the Borrower, or wind up, liquidate or dissolve, or agree to do any of the foregoing, except that the Borrower may sell in the ordinary course of business assets or properties no longer necessary for the proper conduct of the business of the Borrower having a value amounting, in any single transaction, to not more than $50,000.  The Borrower shall not create any additional Subsidiaries.

8.9

Accounts.  Subject to Section 8.16 below, all of the Borrower’s primary depositary and disbursement accounts shall be subject to account control agreements in form and substance acceptable to the Lender.

8.10

Permitted Debt.  The Borrower shall not create, incur, assume, or suffer to exist any funded or current debt, or guarantee, endorse or otherwise be or become contingently liable in connection with the obligations, stock, or dividends of any Person, except: (a) debt represented by any Revolving Credit Note; (b) funded or current debt secured by mortgages and other liens and retentions permitted hereunder; (c) contingent liabilities arising out of the endorsement in the ordinary course of business of negotiable instruments in the course of collection thereof; and (d) current liabilities arising in the ordinary course of business of the Borrower and which are not incurred for money borrowed.

8.11

New Leases and Purchases.  The Borrower will not enter into any new leases or obligations for the purchases of property or for rentals for the use of or possession of any real or personal property, without the consent of the Lender, which will not be unreasonably withheld.

8.12

Investments.  The Borrower shall not make or permit to remain outstanding any loan or advance to, or own, purchase, or acquire any stock or securities of, any Person, excepting loans to employees not exceeding at any time, in the aggregate $50,000 outstanding.

8.13

Restricted Payments.  Except for the payment of dividends necessary to pay the shareholders’ proportionate share of federal and state income taxes the Borrower shall not pay or declare any dividend on any shares of any class of its capital stock or make any other distribution on account of any shares of any class of its stock, or redeem, purchase, or otherwise acquire, directly or indirectly, any shares of any class of its capital stock, other than regularly scheduled dividend payments pursuant to the terms governing such existing outstanding preferred stock as of the Closing Date (provided that no Default has occurred and is continuing or would result therefrom).

8.14

Transactions with Affiliates.  The Borrower shall not, directly or indirectly, purchase, acquire or lease any material property or service from, or sell, transfer, or lease any material property or service to, any Affiliate (as hereinafter defined) except in the usual, regular, and ordinary course of business of the Borrower and upon fair and reasonable terms no less favorable to the Borrower than would result from arm’s-length bargaining with an unaffiliated Person.  For purposes of this Agreement, “Affiliate” shall mean: any person or entity, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the Borrower; or any director, officer, trustee, or shareholder of the Borrower or any entity, directly or directly, through one or more intermediaries, controlling, controlled by, or under common control with the Borrower.

8.15

Use of Proceeds.  The proceeds of the Revolving Loans will be used only for (i) the purchase of equipment in connection with contractual agreements to supply the services provided by the Borrower to hotels and similar establishments and (ii) fees and expenses incurred in connection with the transactions contemplated by this Agreement.

8.16

Security Matters.  (a) No later than July 1, 2009 and each year thereafter as long as any sums are due to the Lender, the Borrower shall provide to the Lender evidence of the insurance required to be maintained pursuant to Section 8.3, together with endorsements naming the Lender as the lenders’ loss payee and/or additional insured, as applicable.

(b)

No later than July 15, 2009, the Borrower shall provide to the Lender, in form and substance satisfactory to the Lender, a duly executed original of a trademark security agreement relating to Borrower’s rights in and to all trademarks in favor of the Lender, together with all instruments, documents and agreements executed pursuant thereto (the “Intellectual Property Security Agreement”).

(c)

No later than August 1, 2009, the Borrower shall provide to the Lender, in form and substance satisfactory to the Lender, duly executed account control agreements with respect to all of the Borrower’s primary depositary and disbursement accounts (collectively, the “Control Agreements”).

8.17

Financial Covenants.  After giving effect to any Revolving Loan, the ratio of the amount of the Company’s total outstanding Indebtedness to its aggregate Asset Value shall not exceed 3:1.

ARTICLE 9

EVENTS OF DEFAULT

9.1.

Events of Default.  The occurrence of any of the following events shall be deemed to constitute an “Event of Default” hereunder:

(a)

the Borrower shall fail to pay to the Lender, on the date on which such payment is due, any principal of any Revolving Loan or any Revolving Credit Note, or the Borrower shall fail to pay, within ten (10) days after the date on which payment thereof is due, any installment of interest on any Revolving Loan or any Revolving Credit Note or any other sum due and payable under this Agreement or any Transaction Document;

(b)

the Borrower shall fail to keep or perform any agreement, undertaking, obligation, covenant or condition set forth in any Transaction Document;

(c)

(i) any representation, warranty or certification made by or on behalf of the Borrower in connection with or pursuant to this Agreement shall prove to have been incorrect in any material respect when made or given; or (ii) any representation, warranty or certification made by or on behalf of the Borrower in connection with or pursuant to this Agreement, although true in all respects when such representation, warranty or certification was made or given, proves to be untrue in any material respect at any subsequent time when such representation, warranty or certification is operative or applicable and such representation, warranty or certification continues to be untrue ten (10) days after written notice from the Lender to the Borrower;

(d)

the Borrower shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or any Transaction Document or any other document between the Borrower and the Lender within thirty (30) days after such performance is due;

(e)

default shall have occurred in the payment of any principal, interest or premium with respect to any indebtedness of the Borrower for borrowed money and such default shall continue for more than the period of grace, if any, specified therein and shall not have been effectively waived, or if any such indebtedness shall be declared due and payable prior to the stated maturity thereof;

(f)

there shall be a loss, theft, or destruction of any of the Collateral which is not insured or with respect which the insurer denies coverage in an amount in excess of $50,000 in the aggregate for all such events during any year as determined by Lender in its sole discretion determined in good faith, or (except as permitted hereby) there shall be a sale, lease or furnishing under a contract of service of, any of the Collateral;

(g)

any petition shall be filed or proceeding is commenced for any attachment, levy, or seizure of any property of the Borrower subject to a lien in favor of the Lender; or any judgment or judgments, writ or writs, warrant or warrants of attachment, or any similar process or processes in an aggregate amount in excess of $25,000 shall be entered or filed against the Borrower or against any property or assets of the Borrower and remains unvacated, unbonded or unstayed for a period of sixty (60) days;

(h)

an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(i)

the occurrence or entering into by the Borrower or any Subsidiary, or consummation of, any Change of Control;

(j)

there shall be, in the reasonable opinion of the Lender, any material adverse change in the condition (financial or otherwise) of the Borrower;

(k)

the Borrower shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (d) of this Section 8.1, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing; or

(l)

The Borrower shall utilize the proceeds of any Revolving Loan other than as described in Section 8.15 of this Agreement.

9.2.

Remedies.  After the occurrence of any Event of Default, the Lender shall have the right in addition to all of the remedies conferred upon the Lender by law or equity or the terms of any the Transaction Documents, to do any or all of the following, concurrently or successively, without notice to the Borrower:

(a)

declare the Revolving Credit Notes to be, and the Revolving Credit Notes shall thereupon become, immediately due and payable, provided that if an Event of Default described in Section 9.1(h) or 9.1(k) shall occur or exist, the Revolving Credit Notes shall automatically become immediately due and payable, without present, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Transaction Documents to the contrary notwithstanding;

(b)

terminate the Lender’s obligations under this Agreement to extend credit of any kind or to make any disbursement, whereupon the commitment and obligations of the Lender to extend credit or to make disbursements hereunder shall terminate; and

(c)

exercise all rights and remedies of a secured party under the UCC and otherwise, including, without limitation, the right to foreclose the security interest granted herein by any available judicial or other procedure and/or to take possession of any or all of the Collateral and the books and records relating thereto with or without judicial process, for which purpose the Lender may enter on any or all of the premises where any of the Collateral or books or records may be situated and take possession and remove the same therefrom; proceed to protect and enforce its rights or remedies either by suit in equity or by action at law, or both; require the Borrower to assemble any or all of the Collateral and any or all certificates of title and other documents relating to the Collateral at a place designated by the Lender; and exercise in the Borrower's name all rights with respect to the Collateral, including the right to collect any and all money due or to become due, endorse checks, notes, drafts, instruments, or other evidences of payment, receive and open mail addressed to the Borrower, and settle, adjust, or compromise any dispute with respect to any item of Collateral.

ARTICLE 10

MISCELLANEOUS

10.1

Indemnification of Lender.  The Borrower will indemnify and hold the Lender and its members, managers, officers, employees and agents (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Borrower in this Agreement.  In addition to the indemnity contained herein, the Borrower will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

10.2

Further Assurances.  The Borrower agrees that, at any time or from time to time, upon the written request of the Lender, it will execute and deliver all such further documents and do all such other acts and things as the Lender may reasonably request to give effect to this Agreement and the Transaction Documents.  The Borrower agrees that it will, at its own expense make, execute, endorse, acknowledge, file and/or deliver to the Lender from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances of instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, as the Lender requests to perfect, preserve or protect its security interest in the Collateral.

10.3

Integration.  The Borrower shall not, and shall use its best efforts to ensure that no affiliate of the Borrower shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Revolving Credit Notes, Warrants or the Warrant Shares in a manner that would require the registration under the Securities Act of the sale of the Revolving Credit Notes, Warrants or the Warrant Shares to the Lender, or that would be integrated with the offer or sale of the Revolving Credit Notes, Warrants or the Warrant Shares for purposes of the rules and regulations of any trading market in a manner that would require stockholder approval of the sale of the Revolving Credit Notes, Warrants or Warrant Shares to the Lender.

10.4

Acknowledgment of Dilution.  The Borrower acknowledges that the issuance of Warrant Shares upon exercise of the Warrants will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial.

10.5

Reservation of Shares.  The Borrower shall maintain a reserve from its duly authorized shares of Common Stock to comply with its exercise obligations under the Warrants.

10.6

Limitation of Liability.  Notwithstanding anything herein to the contrary, the Borrower acknowledges and agrees that the liability of Lender arising directly or indirectly, under this Agreement of any and every nature whatsoever shall be satisfied solely out of the assets of Lender, and that no affiliate of Lender or any member or manager thereof shall be personally liable for any liabilities of Lender.

10.7

Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

10.8

Governing Law.  This Agreement and the Revolving Credit Notes and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.  The Borrower consents to the nonexclusive jurisdiction and venue of the state or federal courts located in the City of New York.  Each party hereto irrevocably waives, to the fullest extent permitted by applicable law, (a) any objection that it may now or hereafter have to the laying of venue of any such legal proceeding in the state or federal courts located in the City of New York and (b) any right it may have to a trial by jury in any suit, action, proceeding, claim or counterclaim brought by or on behalf of any party related to or arising out of this Agreement or any Transaction Document, the transactions contemplated hereby, or the performance of services hereunder.

10.9

Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

10.10

Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

10.11

Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt), or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page hereto, or as subsequently modified by written notice, and if to the Borrower, with a copy to Westerman Ball Ederer Miller and Sharfstein, LLP, 170 Old Country Road, Suite 400, Mineola, New York 11501, Attn: Alan C. Ederer, Esq., and if to Lender, to 141 W. Jackson #500, Chicago, IL 60604, with copies to Eric L. Cohen, Esq., Winston & Strawn LLP, 200 Park Avenue, New York, NY 10166-4193 and Wesley G. Nissen, Esq., Winston & Strawn LLP, 35 West Wacker Drive, Chicago, IL 60601.

10.12

Costs and Expenses.  The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Lender (including legal costs) in connection with the preparation, execution, delivery and administration (including perfection and protection of Collateral) of this Agreement, the other Transaction Documents and all other documents provided for herein or delivered or to be delivered hereunder or in connection herewith (including any proposed or actual amendment, supplement or waiver to any Transaction Document); provided, that reimbursement of legal fees in connection with the preparation and negotiation of the Transaction Documents up to the Closing Date shall not exceed $5,000, and all reasonable out-of-pocket costs and expenses (including legal costs) incurred by the Lender after an Event of Default in connection with the collection of the Obligations and enforcement of this Agreement, the other Transaction Documents or any such other documents.  All Obligations provided for in this Section 10.12 shall survive repayment of the Revolving Loans, cancellation of the Revolving Credit Notes, and termination of this Agreement.

10.13

Entire Agreement.  This Agreement and the Transaction Documents constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled, and may not be modified or amended in any manner other than by supplemental written agreement executed by the parties hereto.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Revolving Credit, Security and Warrant Purchase Agreement on and as of the day first written above.

THE BORROWER:

ROOMLINX, INC.

By /s/ Michael S. Wasik
Name: Michael S. Wasik
Title: CEO

Address:
2150 W. 6th Ave., Unit H
Broomfield, CO 80020

THE LENDER:

CENFIN LLC

By /s/ Matthew Hulsizer
Name: Matthew Hulsizer
Title: Managing Member

Address:
141 W. Jackson #500
Chicago, IL 60604

[Signature Page to RoomLinX Revolving Credit, Security and Warrant Purchase Agreement]

EXHIBIT A

FORM OF REVOLVING CREDIT NOTE

$_________	[Date]

FOR VALUE RECEIVED, the undersigned, RoomLinX, Inc., a Nevada corporation (the “Borrower”), promises to pay to the order of Cenfin LLC (the “Lender”), at the place and times provided in that certain Revolving Credit, Security and Warrant Purchase Agreement dated as of June ____, 2009 (together with all amendments and other modifications, if any, from time to time hereafter made thereto, the “Agreement”) between the Borrower and the Lender, together with interest to maturity (whether by lapse of time, acceleration or otherwise) on the balance of principal remaining from time to time outstanding at a rate per annum equal to 9%.  Interest shall be calculated on the basis of a 360-day year and actual days.  This Revolving Credit Note is being executed and delivered by the Borrower pursuant to Section 2.1(f) of the Agreement.  Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement.

Unless accelerated or prepayable as hereinafter provided or as otherwise provided in the Agreement, the principal sum outstanding shall be payable on the fifth anniversary date of this Revolving Credit Note (the “Revolving Credit Maturity Date”).  Accrued interest shall be paid on each December 5, March 5, June 5, and September 5 (an “Interest Payment Date”) until this Revolving Credit Note is fully paid, except that the final payment of interest, if not sooner paid, shall be due on the Revolving Credit Maturity Date.  Notwithstanding the foregoing, the first interest payment in respect of this Revolving Credit Note shall be due and payable on the first Interest Payment Date after ninety (90) days following the date of this Revolving Credit Note.  If an Event of Default (as defined in the Agreement) shall occur, the outstanding principal of and accrued and unpaid interest on this Revolving Credit Note shall become immediately due and payable as provided in the Agreement without notice.

All payments on account of the indebtedness evidenced by this Revolving Credit Note (other than Borrower’s optional prepayments which shall be applied as provided in the Agreement) shall be applied first to accrued and unpaid interest and the remainder to principal.  Payments on this Revolving Credit Note shall be made to the Lender at such place as the Lender directs the Borrower in writing.

This Revolving Credit Note is secured by the Agreement and other documents, agreements, and instruments executed by the Borrower.  This Revolving Credit Note is made and delivered pursuant to the Agreement and is subject to the further terms and conditions thereof, including the right of the holder to accelerate payment of the principal of and accrued and unpaid interest on this Revolving Credit Note and other remedies upon the occurrence of an Event of Default, all of which are hereby incorporated and made a part of this Revolving Credit Note by reference.

Upon and after the occurrence of an Event of Default, the Borrower shall pay interest at the rate (the “Default Rate”) of 13% per annum.

The principal amount of this Revolving Credit Note shall be subject to Borrower’s optional prepayment from time to time as provided in the Agreement.  Any partial prepayments made at the option of the Borrower shall be applied first to accrued and unpaid interest and the remainder to principal.  All payments on this Revolving Credit Note shall be payable in lawful currency of the United States of America in immediately available funds.

Any waiver of any payment due hereunder or the acceptance by the Lender of partial payments hereunder shall not, at any other time, be taken to be a waiver of the terms of this Revolving Credit Note or the Agreement or any other agreement between the Borrower and the Lender.

This Revolving Credit Note is entitled to the benefits of, and evidences obligations incurred under, the Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the obligations evidenced hereby and on which such obligations may be declared to be immediately due and payable.

THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

The Lender and the Borrower hereby waive the right to any jury trial in any action, proceeding or counterclaim brought by either the Lender or the Borrower against each other.

The Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Agreement) notice of any kind with respect to this Revolving Credit Note.

In the event the holder of this Revolving Credit Note shall refer this Revolving Credit Note for collection, the Borrower agrees to pay, in addition to unpaid principal and interest, all of the costs and expenses incurred in attempting or effecting collection, including reasonable attorneys’ fees, whether or not suit is instituted.

IN WITNESS WHEREOF, the undersigned Borrower has executed this Revolving Credit Note as of the day and year first above written.

ROOMLINX, INC.

By:
Name:	Michael S. Wasik
Title:	President

EXHIBIT B

FORM OF COMMON STOCK PURCHASE WARRANT

THESE SECURITIES AND THE UNDERLYING SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

COMMON STOCK PURCHASE WARRANT

To Purchase up to _______ Shares of Common Stock of RoomLinX, Inc.

THIS STOCK PURCHASE WARRANT CERTIFIES that, for value received, [Cenfin, LLC] (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the close of business on the third (3rd)  anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and acquire from RoomLinX, Inc., a Nevada corporation (the “Company”), _________ shares of common stock of the Company, par value $.001 per share (“Common Stock”) (the “Warrant Shares”).  The purchase price of one share of Common Stock (the “Exercise Price”) under this Warrant shall be $.02, subject to adjustment in accordance with Section 10.  The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.  The Warrant Shares shall constitute "Registrable Securities" as such term is defined in that certain Registration Rights Agreement, dated July 31, 2008, by and among the Company and the investors signatory thereto.

Section 1. Authorization of Shares.  The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant in accordance with the provisions of this Warrant, be duly authorized, validly issued, fully paid and non assessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Section 2. Exercise of Warrant.

(a)

Except as provided in Section 3 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by the surrender of this Warrant and delivery of the Notice of Exercise form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) and upon payment of the Exercise Price of the Warrant Shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank, the Holder shall be entitled to receive a certificate for the number of Warrant Shares so purchased.  Certificates for shares purchased hereunder shall be delivered to the Holder within three (3) business days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 4 prior to the issuance of such shares, have been paid.  If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 2(a) by the fifth business day after the date of exercise, then the Holder will have the right to rescind such exercise.

(b)

Notwithstanding the foregoing, at any time as the Warrant is exercisable, in lieu of the payment methods set forth in Section 2(a) above, the Holder may exchange all or some of this Warrant for Warrant Shares equal to the value of the amount of the Warrant being exchanged on the date of exchange. If the Holder makes such a request, the Holder shall tender to the Company this Warrant for the amount being exchanged, along with written notice of the Holder's election to exchange some or all of this Warrant, and the Company shall issue to the Holder the number of Warrant Shares computed using the following formula:

X = Y (A-B)

 A

Where:

X = the number of Warrant Shares to be issued to the Holder;

Y = the total number of Warrant Shares as to which this Warrant is being exercised;

A = the closing price of the Common Stock on the trading day immediately preceding the Date of Exercise; and

B = the Exercise Price of one Warrant Share (as adjusted to the date of such calculation).

All references herein to an "exercise" of the Warrant shall include an exchange pursuant to this Section 2(b).

(c)

If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, provided that this Warrant has been surrendered to the Company, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.  Notwithstanding the foregoing, any failure by the Company to deliver a new warrant in accordance with this Section shall not impair in any way the Holder's exercise or other rights hereunder, and any requirement that Holder deliver a Warrant for exercise shall be waived until such time as the Company deliver such Warrant.

(d)

The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares.  Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing Warrant Shares upon exercise of the Warrant as required pursuant to the terms hereof.

Section 3. No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.

Section 4. Charges, Taxes and Expenses.  Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate to the Holder, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

Section 5. Closing of Books.  The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 6. Transfer, Division and Combination.

(a)

Subject to compliance with any applicable securities laws and the conditions set forth in Section 6(e) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall promptly (but in any event, within 5 business days) execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall promptly (but in any event, within 5 days) issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b)

This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 6(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c)

The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 6.

(d)

The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

(e)

If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, other than a transfer to an affiliate of such Holder, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer, (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws and (ii) that the holder or transferee execute and deliver to the Company an investment intent letter in form and substance reasonably acceptable to the Company.

Section 7. No Rights as Shareholder until Exercise.  This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.  Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

Section 8. Loss, Theft, Destruction or Mutilation of Warrant.  The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

Section 9. Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

Section 10. Adjustments of Exercise Price and Number of Warrant Shares.  The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following.  In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then in each such case the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof.  Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment.  An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

Section 11. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.  In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, at the option of the Holder, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event.

In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume, and the Company shall cause such successor or acquiring corporation to assume in any agreements entered into in connection with any such reorganization, reclassification, merger, consolidation or disposition of assets, the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 11.  For purposes of this Section 11, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.  The foregoing provisions of this Section 11 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

Section 12. Notice of Adjustment.  Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted as herein provided, the Company shall give prompt written notice thereof to the Holder, which notice shall state the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

Section 13. Notice of Corporate Action.  If at any time:

(a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

(c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases (but not in such cases if the rights of the Holder or holders of Common Stock will not be materially affected thereby, as for example in the case of a merger to effect a change of domicile), the Company shall give to Holder (i) at least 20 days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days’ prior written notice of the date when the same shall take place.  Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up in accordance with, as applicable, Section 11 hereof.  Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 16(d).

Section 14. Authorized Shares.  The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock, a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the trading market upon which the Common Stock may be listed.

Except and to the extent as waived or consented to in writing by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment.  Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

Section 15.  Compliance with Securities Laws.

By acceptance of this Warrant, the Holder hereby represents, warrants and covenants: (a) that any Warrant Shares purchased upon exercise of the Warrant shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; (b) that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; (c) that the Holder understands that the shares of stock acquired pursuant to the exercise of this Warrant will not be registered under the Securities Act and will be "restricted securities" within the meaning of SEC Rule 144; and (d) all stock certificates representing Warrant Shares issued to the Holder upon exercise of this Warrant may have affixed thereto a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE.  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

Section 16. Miscellaneous.

(a)

Jurisdiction.  This Warrant shall constitute a contract under the laws of the State of New York, without regard to its conflicts of laws principles or rules.

(b)

Restrictions.  The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(c)

Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies.  If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(d)

Notices.  Any notice required or permitted by this Warrant shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt), or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, if to the Holder, at the address on record with the Company for the Holder, and if to the Company, to RoomLinX, Inc., 2150 W. 6th Ave., Unit N, Broomfield, CO 80020, Attention: CEO, with a copy to Westerman Ball Ederer Miller and Sharfstein, LLP, 170 Old Country Road, Suite 400, Mineola, New York 11501, Attn: Alan Ederer, Esq., and if to a Holder, to the address of such Holder appearing on the books of the Company, with copies to Eric L. Cohen, Esq., Winston & Strawn LLP, 200 Park Avenue, New York, NY 10166-4193 and Wesley G. Nissen, Esq., Winston & Strawn LLP, 35 West Wacker Drive, Chicago, IL 60601.

(e)

Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors, permitted assigns, heirs and legal beneficiaries of Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

(f)

Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Holder and the Company.

(g)

Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(h)

Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:	, 20__
ROOMLINX, INC.

By:
		Name:	Michael S. Wasik
		Title:	President

NOTICE OF EXERCISE

To: RoomLinX, Inc.

(1)  The undersigned hereby elects to purchase ________ Warrant Shares of RoomLinX, Inc. pursuant to the terms of the attached Warrant, and either [check one]:

____ tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any, in lawful money of the United States

or

____ exercises the Warrant pursuant to the “net exercise” method set forth in Section 2(b) of the Warrant.

(2)  Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

Name:      ______________________________________

Address:

______________________________________

______________________________________

______________________________________

SS or Tax #:  ___________________________________

(3)  The Warrant Shares shall be delivered to the following:

Name:      ______________________________________

Address:

______________________________________

______________________________________

______________________________________

Warrant Holder

By:______________________________________

      Name:

      Title:

Dated:________________________

ASSIGNMENT FORM

(To assign the foregoing warrant, execute this form and supply required information. Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated:  ___________________________________

Holder's Signature:

_____________________________

Holder's Address:

_____________________________

_____________________________

Signature Guaranteed:  ___________________________________________

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.